EXHIBIT 10.3

[FORM OF WARRANT]

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

STOCK PURCHASE WARRANT

To Purchase ___________Shares of Common Stock of

SUPERGEN, INC.

THIS CERTIFIES that, for value received, [PURCHASER] (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Issue Date”) and, subject to Section 15 hereof, on or prior to the close of business on September 24, 2006 (the “Termination Date”) but not thereafter, to subscribe for and purchase from SuperGen, Inc., a corporation incorporated in Delaware (the “Company”), up to __________ shares (the “Warrant Shares”) of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be ____.  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.  This is the Warrant referred to in the Purchase Agreement (as defined below).  In the event of any conflict between the terms of this Warrant and the Securities Purchase Agreement dated as of September 23, 2002 pursuant to which this Warrant has been issued (the “Purchase Agreement”), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

1.     Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2.     Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.     Exercise of Warrant.

(a)   Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Issue Date and on or before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, or by means of a cashless exercise pursuant to paragraph (c) below, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased.  Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid.  This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, with respect to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the fifth Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise.  In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the fifth Trading Day after the date of exercise, and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(b)   If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)   Anytime beginning one year from the Initial Issue Date, if a registration statement registering the resale of the Warrant Shares is not then effective, this Warrant shall also be exercisable by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election on the Trading Market;

(B) =  the Exercise Price of this Warrant; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant and the Notice of Exercise.

(d)   Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock owned by such Holder (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(d).  As used herein, beneficial ownership shall be determined in accordance with Section 13(d)

of the Exchange Act.  To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(d).  The provisions of this Section 3(d) may be waived by the Holder upon, at the election of the Holder, with not less than 61 days’ prior notice to the Company, and the provisions of this Section 3(d) shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver).  No exercise of this Warrant in violation of this Section 3(d) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

4.     No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5.     Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.     Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

7.     Transfer, Division and Combination.

(a)   Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)   This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)   The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d)   The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

8.     No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price or by means of a cashless exercise, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9.     Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10.   Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11.   Adjustments of Exercise Price and Number of Warrant Shares.

(a)   Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of

Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)   Anti-Dilution Provisions.   During the Exercise Period, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 11(b).  In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent. The number of Warrant Shares issuable hereunder shall not be adjusted pursuant to this Section 11(b).

(i)  Adjustment of Exercise Price.  If and whenever the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock for a consideration per share of less than the Exercise Price (the “Base Share Price”) or for no consideration (each such issuance or sale, a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be reduced to equal the Base Share Price; provided, however, beginning 540 days after the Initial Issue Date, the Exercise Price shall not be reduced to less than the Per Share Purchase Price by operation of this Section 11(b).  Notwithstanding anything to the contrary herein, if the Exercise Price is reduced to less than the Per Share Purchase Price prior to such 540th day, such lower Exercise Price shall remain in effect indefinitely thereafter.

(ii)           Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section 11(b) hereof, the following will be applicable:

 (A)         Issuance of Rights or Options.  If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock (“Convertible Securities”) (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as “Options”) and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Base Share Price (“Below Base Price Options”), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Base Price Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Below Base Price Options” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Base Price Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Base Price Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Base Price Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full conversion of Convertible Securities, if applicable).  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Base Price Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Base Price Options.

(B)           Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Base Share Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such exercise, conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

(C)           Change in Option Price or Conversion Rate.  If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

(D)          Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Price thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

(E)           Exceptions to Adjustment of Exercise Price.  No adjustment to the Exercise Price will be made (i) upon the exercise of this Warrant or any other warrant of this series or of any other series issued by the Company in connection with the offer and sale of this Company’s securities pursuant to the Purchase Agreement; (ii) upon the exercise of or conversion of any Convertible Securities, options or warrants issued and outstanding on the initial issuance date of this Warrant, assuming such securities are not amended, modified or exchanged; (iii) upon the grant or exercise of any Options or Convertible Securities which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such Options or Convertible Securities is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iv) upon the issuance of Common Stock or Convertible Securities in any transaction of the nature contemplated by Rule 145, promulgated under the Securities Act; or (v) in connection with any strategic partnership or joint venture, acquisition, key consulting agreements, or research and development agreements (the primary purpose of all of the above which is not to raise equity capital for the Company).

(iii)          Minimum Adjustment of Exercise Price.  No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(c)           Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(d)           Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

12.   Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at their option, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event,  and  (b) cash equal to the value of this Warrant as determined in accordance with the Black-Sholes option pricing formula.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12.  For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13.   Notice of Corporate Action.  If at any time:

                                                (a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                                                (b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                                                (c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder, if lawful to do so, (i) at least 10 days’ prior written notice of the date on which a record date shall be selected, to the extent the Company has made such a selection, for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify, to the extent of the Company’s knowledge, (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

14.   Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of  the Trading Market upon which the Common Stock may be listed.

                                The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                                Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

15.   Redemption of Warrants.

(a)   At any time after the 2nd anniversary of the Initial Issue Date, this Warrant may be redeemed at the option of the Company, in whole but not in part, 30 days after irrevocable written notice to the Holder that the Company elects to a redemption hereunder (the “Redemption Date”) if, at the time such notice is given by the Company, the Closing Price has exceeded 200% of the Exercise Price (as appropriately adjusted for any stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Initial Issue Date) for each of the twenty consecutive Trading Days (with such Trading Days occurring after the 2nd anniversary of the Initial Issue Date) immediately preceding the date of such notice, at a redemption price equal to $0.25 per Warrant Share (the “Redemption Price”); provided, however, (i) beginning on the first Trading Day of such 20 consecutive Trading Day period until the Redemption Date, the Registration Statement registering all of the Warrant Shares issuable hereunder is effective, (ii) beginning on first Trading Day of such 20 consecutive Trading Day period until the Redemption Date, the Common Stock is listed for trading without suspension on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange, (iii) prior to the Redemption Date, the Company fully and timely honored all of its obligations to the Holder under the Purchase Agreement, the Registration Rights Agreement and this Warrant, and (iv) the Company redeems all of the Warrants of all of the Holders of the Warrants issued pursuant to the Purchase Agreement.

(b)   Subject to the conditions set forth above, from and after the Redemption Date, all rights of the Holder (except the right to receive the Redemption Price) shall terminate.

16.     Investment Letter; Restriction on Transfer.

(a)   Upon exercise or conversion of this Warrant in accordance with the provisions hereof, if the Common Stock issuable upon exercise of this Warrant is not registered as contemplated by the Registration Rights Agreement, the Holder shall either (i) execute and deliver to the Company an investment letter in the form attached to the Notice of Exercise on Exhibit A attached hereto, or (ii) deliver to the Company an opinion of counsel for the Holder reasonably satisfactory to the Company, stating that such exercise or conversion is exempt from the registration and prospectus delivery requirements of the Securities Act.

(b)   Certificates representing any of the Common Stock acquired pursuant to the provisions of this Warrant shall have endorsed thereon legends substantially in the following form, as appropriate.  Unless such shares of Common Stock are registered under the Securities Act and qualified (if necessary) under applicable state securities laws:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘SECURITIES ACT’), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(c)   The Holder, by acceptance hereof, agrees that this Warrant and the Common Stock to be issued upon the exercise hereof are being acquired solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of this Warrant or any of the Common Stock to be issued upon the exercise or conversion hereof except in accordance herewith and under circumstances which will not result in a violation of the Securities Act or of applicable state securities laws.  Nothing contained herein shall be deemed a representation or warranty by the Holder to hold this Warrant or any shares of Common Stock to be issued upon the exercise hereof for any period of time.

17.   Miscellaneous.

(a)   Jurisdiction.  This Warrant shall constitute a contract under the laws of New York, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

(b)   Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)   Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)   Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(e)   Limitation of Liability.  No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)    Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)   Successors and Assigns.  Subject to applicable securities laws and the provisions of this Warrant, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)   Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)    Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)    Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

******************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 24, 2002

SUPERGEN, INC.

By:	/s/ JOSEPH RUBINFELD
Name:	Joseph Rubinfeld
Title:	President/CEO

NOTICE OF EXERCISE

To:          SuperGen, Inc.

(1)   The undersigned hereby elects to purchase ________ Warrant Shares (the “Common Stock”), of SuperGen, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)   Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

                                (3)  The undersigned acknowledges that the aforesaid shares of Common Stock are not registered under federal or state securities laws and represents that said shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.  In support thereof, the undersigned has executed the Investment Representation Statement attached hereto as Exhibit A.  [To be included only if the Warrant Shares are not registered at the time of exercise]

                                (3)  The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.  [To be included only if the Warrant Shares are registered at the time of exercise.]

[PURCHASER]

By:
Name:
Title:

Dated:

NOTICE OF EXERCISE OF COMMON STOCK WARRANT

PURSUANT TO CASHLESS EXERCISE PROVISIONS

To: SuperGen, Inc.

Aggregate Price of Warrant Before Exercise:  $______________________

Aggregate Price Being Exercised:  $_________

Exercise Price:  $______ per share

Number of Shares of Common Stock to be Issued Under this Notice:  ________

Remaining Aggregate Price (if any) After Issuance:  $_______

Gentlemen:

The undersigned, registered Holder of the Warrant delivered herewith, hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of SuperGen, Inc. a Delaware corporation, as provided below.  Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant.  The portion of the Exercise Price (as defined in the Warrant) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is $_______, thereby leaving a remaining Exercise Price (if any) equal to $________.  Such exercise shall be pursuant to the cashless exercise provisions of Section 3 of the Warrant; therefore, Holder makes no payment with this Notice of Exercise.  The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 3 of the Warrant which, by reference to Section 3, requires the use of the high and low trading price of the Company’s Common Stock on the Trading Day preceding the date of such election.  The high and low trading price of the Company’s Common Stock has been determined by Holder to be $______ and $_________, respectively, which figure is acceptable to Holder for calculations of the number of shares of Common Stock issuable pursuant to this Notice of Exercise.  Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of _________________________ and delivered to ______________________________________________.  To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, a replacement Warrant representing the remainder of the Aggregate Price (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.

The undersigned acknowledges that the aforesaid shares of Common Stock are not registered under federal or state securities laws and represents that said shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.  In support thereof, the undersigned has executed the Investment Representation Statement attached hereto as Exhibit A.

[PURCHASER]

By:
Name:
Title:

Dated:

NOTE

The execution to the foregoing Notice of Exercise must exactly correspond to the name of the Holder on the Warrant

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EXHIBIT A TO NOTICE OF EXERCISE

SUPERGEN, INC.

WARRANT EXERCISE

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	SuperGen, Inc.

SECURITY	:	Common Stock

NUMBER OF SHARES	:

DATE	:	________________, _____

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

(a)           I am an accredited investor within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”) and have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Securities.

(b)           I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  In making my decision to acquire the Securities, I am not relying on representations of any officer, director, stockholder or agent of the Company.  I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act.

(c)           I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, and that reliance by the Company on such an exemption is predicated in part on the representations set forth in this letter.

(d)           I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.  In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser satisfactory to the Company or unless the Company receives a no-action letter from the Securities and Exchange Commission.

(e)           I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things:  (1) the resale occurring not less than one year after the later of the date the securities were sold by the

3

Company or the date they were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(f)            I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

(g)           I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Signature of Purchaser

By:

Title:

Date:

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

                                                                                                                Dated:  ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.